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                                                                Exhibit 99(c)(9)

                          REGISTRATION RIGHTS AGREEMENT

         Agreement made as of this 10th day of August, 1999, by and among COMC, Inc., an Illinois corporation (the "Company"), John J. Ackerman, ("JA"), Christopher R. Smith ("CRS"), William M. Burns ("NIB"), Charles E. Lincoln ("CL"), Gramercy National Partners, LLC ("Gramercy"), Andre A. Cappon ("AAC"), Guy Manuel ("GM"), Summer Associates, L.P. ("Summer"), Paul Graf ("PAG"), Peter Graf ("PEG"), Steven Richman ("SR") and Gerhard Waldschutz ("GW"), and together with JA, CRS, MB, CL, Gramercy, AAC, GM, Summer, PAG, PEG and SR, the "Investors").

1.       CERTAIN DEFINITIONS.

         Section 1. As used in this Agreement, the following terms shall have the following meanings:

                  1.1 Commission means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

                  1.2 Common Stock means the Company's Common Stock, $.01 par value.

                  1.3 Exchange Act means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  1.4 Person means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

                  1.5 Registrable Securities means any shares of Common Stock owned as of the date hereof or acquired hereafter by Investors or by their permitted successors and assigns, including but not limited to shares of Common Stock issued to Investors pursuant to the Stock Purchase Agreements, dated August 10, 1999, between the Company and each of Investors but excluding any such shares of Common Stock that have been (a) sold by such parties other than to a permitted transferee of Investors, as defined in Section 5 hereof, (b) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering such shares of Common Stock or (c) publicly sold pursuant to Rule 144 of the Securities Act.

                  1.6 Securities Act means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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2.       REGISTRATION RIGHTS.

         Section 2.1 Requested Registrations.

                  (a) Request for Registration. If at any time after the date hereof, the Company shall receive from the Investors, holding at least 20% of the Registrable Securities, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company shall do the following:

                  (i) within ten (10) days of receipt of such request from such Investor(s), give written notice of the proposed registration to any other Investors; and

                  (ii) as soon as practicable, but in any event no later than ninety (90) days after receipt of such request from the Investor(s), file a registration statement with the Commission, and use its best efforts to effect such registration, including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws (except that the Company shall not be required to qualify the offering under the blue sky laws of any jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction), and appropriate compliance with applicable regulations issued under the Securities Act, as may be so requested and as would permit or facilitate the sale and distribution of all Registrable Securities as are specified in such request, together with all Registrable Securities of any other Investor joining in such request as are specified in a written request by the other Investors within twenty (20) days after receipt of such written notice from the Company.

                  (b) Underwriting.

                  (i) If the registration of which the Investors give notice is for a registered public offering involving an underwriting, the Investors shall so advise the Company as a part of their request made pursuant to Section 2. 1 (a) above. The Company shall include such information in the written notice of the Company referred to in Section 2.1(a)(i) above, including the name of the underwriter or representative thereof selected for such underwriting. In such event, the right of any Investor to registration pursuant to this Section 2.1 shall be conditioned upon such Investor participating in such underwriting and the inclusion of such Investor's Registrable Securities in such underwriting to the extent provided herein. Any underwriter requested by the Investors shall be subject to the Company's approval.

                  (ii) The Company shall (together with all Investors proposing to distribute their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter or representative thereof selected for

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         such underwriting. Notwithstanding any other provision of this Section
         2.1, if the underwriter or representative thereof advises the Investors in writing that, in its opinion, marketing factors require a limitation on the number of shares to be underwritten, the number of shares of Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers or directors (other than Registrable Securities) of the Company and other stockholders, and the securities to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Investors in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they had requested to be included in such registration at the time of filing, the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company or any holder of Registrable Securities, officer, director or other stockholder who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Investors. The securities so withdrawn shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration.

         Section 2.2 Piggyback Registrations. If at any time or times the Company shall determine to register any of its Common Stock or securities convertible into or exchangeable for Common Stock Under the Securities Act, whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering thereof by stockholders (a "secondary offering"), or both (but not in connection with a registration effected solely to implement all employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the Investors, and will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Investors may request in a writing delivered to the Company within fifteen ( 15) days after the notice given by the Company; provided, however, that in the event that any registration pursuant to this
Section 2.1 shall be, in whole or in part, all underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among Investors and any other holder of Registrable Securities based upon the number of shares of Registrable Securities owned by Investors and such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that, prior to any such reduction, the Company shall first exclude from such registration, in the following order, all shares of Common Stock sought to be Included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate or junior to the rights of Investors.

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         Section 2.3 Registration Expenses. In the event of a registration described in Section 2.1, all reasonable expenses of registration and offering of Investors including, without limitation, printing expenses, fees and disbursements of counsel, including counsel for Investors, and independent public accountants, fees and expenses (including counsel fees incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc. and fees of transfer agents and registrars), shall be borne by the Company, except that each of the Investors shall bear underwriting commissions and discounts attributable to his Registrable Securities being registered.

         Section 2.4 Further Obligations of the Company. Whenever, under the preceding sections of this Agreement, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

                  (a) Use its best efforts to diligently prepare for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective for a period of at least 270 days and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

                  (b) Furnish to Investors such copies of each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public offering of his Registrable Securities;

                  (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for Investor, if any, and reasonably acceptable to the Company; and

                  (d) Use best efforts to register or qualify the Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as Investor may reasonably request.

3. INDEMNIFICATION. Incident to any registration referred to in this agreement, and subject to applicable law, the company will indemnify each underwriter, each investor, and each person controlling any of them against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable in any case to the extent that any such claim, loss, damage or liability (i) may have been caused by an untrue statement or omission which is based upon

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information furnished in writing to the Company by Investors expressly for use therein, or (ii) may have been suffered or incurred by the Company and resulted from an action, claim or suit by a Person who purchased Registrable Securities or other securities of the Company from any of the Investors in reliance upon any untrue statement or omission which was contained or made in any preliminary prospectus furnished by Investor to such Person in connection with such registration and which was corrected in a final prospectus which such Investor possessed, but which such Investor failed to deliver or provide a copy of such final prospectus to such Person at or prior to the confirmation of the sale of any such Registrable Securities in any case where such delivery is required by the Securities Act. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each Investor will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act against any claim, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending it against the same,
(i) arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Investor, specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement, or (ii) which may have been suffered or incurred by the Company and which resulted from an action, claim or suit by a Person who purchased Registrable Securities or other securities of the Company from Investor in reliance upon ally untrue statement or omission which was contained or made in any preliminary prospectus furnished by such investor to such Person and which was corrected in a final prospectus which Investor possessed, but which such Investor failed to deliver or provide a copy of such final prospectus to such Person at or prior to the confirmation of the sale of any such Registrable Securities in any case where such delivery is required by the Securities Act; provided, however, that the obligations of each Investor hereunder shall be limited to an amount equal to the proceeds to such Investor of Registrable Securities sold as contemplated herein.

4. RULE 144 REQUIREMENTS. If the Company remains subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 of the Securities Act (or any Successor exemptive rule hereinafter ill effect). The Company shall furnish to such Investor upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

5. TRANSFER OF REGISTRATION RIGHTS. The registration rights of Investors under this Agreement may be transferred to any transferee of any Registrable Securities, who (i) is a holder of Registrable Securities as of the date of this Agreement, (ii) is an affiliate of an entity that holds Registrable Securities, as "affiliate" is defined in the Investment Company Act of 1940, as

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of the date of this Agreement (including a partner of such holder), or (iii)
acquires at least 10,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, reclassification, recapitalizations or other similar events). Each such transferee shall be deemed to be an "Investor" for purposes of this Agreement; provided, however, that no transfer of registration rights by Investor pursuant to this Section 5 shall create any additional rights in the transferee beyond those rights granted to Investors Pursuant to this Agreement.

6.       MISCELLANEOUS.

         Section 6.1 Damages. The Company recognizes and agrees that Investors will not have all adequate remedy if the Company falls to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose all application by any Investor requiring specific performance of ally and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

         Section 6.2 No Waiver, Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof, not- shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 6.3 Amendments and Waivers. Except as hereinafter provided, amendments to this Agreement shall require and shall be effective upon receipt of the written consent of both the Company and Investors. Except as hereinafter provided, compliance with any covenant or provision set forth herein may be waived upon written consent by the party or parties whose rights are being waived. Any waiver or amendments may be given subject to satisfaction of conditions stated therein and any waiver or amendments shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6.4 Notices.

         As the terms "notice" or "notices" are used herein as between the parties, such term shall mean a written document, explaining the reason for the notice, and the same shall be mailed by United States Postal Service Via Certified Mail, Return Receipt Requested, addressed as follows:

         If to the Company:                 COMC, Inc.
                                            400 N. Glenoaks Boulevard
                                            Burbank, California 91502
                                            Attention: President
                                            Fax No.: ____________________

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         with a copy to:                    Rick Usher, Esq.
                                            Furman Usher, Inc.
                                            1901 Avenue of the Stars
                                            Los Angeles, California 90067
                                            Fax No.: 310-201-0313

         If to Investors: to the respective address set forth on Schedule I attached hereto.

Such notice shall be deemed to have been given on the date placed in the U.S. Mails, and sent by fax to counsel, whether actually received by the addressee or not. The parties shall, as a matter of convenience and courtesy, send each party receiving notice a copy of said notice by facsimile or other electronic means, or by courier, Federal Express, or similar service, but such notifications shall not be deemed lawful "notice" as required hereby. The parties may, from time to time, amend the above addresses and names by written notice to the other party.

         Section 6.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of all of the Investors.

         Section 6.6 Prior Agreements. This Agreement constitutes the entire agreement between the parties and Supersedes any prior understandings or agreements concerning the subject matter hereof.

         Section 6.7 Severability. The provisions of this Agreement are severable and, in the event that any court of competent Jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but instead this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         Section 6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California.

         Section 6.9 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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         Section 6.10. Counterparts. This Agreement maybe executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 6.11. Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, the other parties shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


COMC, Inc.                                  SUMMER ASSOCIATES, L.P.


By: /s/ John Ackerman                       By: /s/ Thomas Shiah
    ------------------------------              --------------------------------
    Name:  John Ackerman                        Name:  Thomas Shiah
    Title: CEO                                  Title: Manager


/s/ John J. Ackerman                        /s/ Paul Graf
----------------------------------          ------------------------------------
John J. Ackerman                            Paul Graf


/s/ Christopher R. Smith                    /s/ Peter Graf
----------------------------------          ------------------------------------
Christopher R. Smith                        Peter Graf


GRAMERCY NATIONAL                           /s/ Steven Richman
   PARTNERS, LLC                            ------------------------------------
                                            Steven Richman


By: /s/ James Karolh                        /s/ Gerhard Waldshutz
    ------------------------------          ------------------------------------
    Name:  James Karolh                     Gerhard Waldshutz
    Title: Managing Member

                                            /s/ William M. Burns
/s/ Andre A. Cappon                         ------------------------------------
----------------------------------          William M. Burns
Andre A. Cappon

                                            /s/ Charles E. Lincoln
/s/ Guy Manuel                              ------------------------------------
----------------------------------          Charles E. Lincoln
Guy Manuel

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                                   SCHEDULE I

John J. Ackerman                                  Peter Graf
c/o COMC Inc.                                     c/o Graf, Repetti & Co.
400 North Glenoaks Blvd.                          1414 Avenue of the Americas
Burbank, CA                                       17th Floor
                                                  New York, New York 10036
Christopher R. Smith
21 Middlesex Road                                 Steven Richman
Darien, Connecticut 06820                         9 Beech Lane
                                                  King's Point, New York 11024
Gramercy National Partners, LLC
15 East Putnam Avenue                             Gerhard Waldschutz
Suite 408                                         c/o Graf, Repetti & Co.
Greenwich, Connecticut 00830                      1114 Avenue of the Americas
                                                  17th Floor
Andre A. Cappon                                   New York, New York 10036
531 Main Street, Apt. 603
Roosevelt Island, New York 10044                  William M. Burns

Guy Manuel                                        ------------------------------
175 Riverside Drive, Apt 10H
New York, New York 10024                          ------------------------------

Summer Associates, L.P.                           Charles E. Lincoln
600 Third Avenue
New York, New York 10016                          ------------------------------

Paul Graf                                         ------------------------------
c/o Graf, Repetti & Co.
1114 Avenue of the Americas
17th Floor
New York, New York 10036

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